CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Centurion Gold Holdings, Inc. (the "Company") for the quarter ended June 30, 2005 (the "Report"), I, Andrew Dale Paul, Principal Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 21, 2005

                                        /s/ Andrew Dale Paul
                                        --------------------------
                                        Andrew Dale Paul
                                        Principal Executive Officer